EXHIBIT 99.1
N e w s            R e l e a s e
Contact: Scott W. Holmes, Senior Vice President and Chief Financial Officer, (615) 269-8175
HEALTHCARE REALTY TRUST ANNOUNCES SECOND QUARTER RESULTS
     NASHVILLE, Tennessee July 30, 2007 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter that ended June 30, 2007. Revenues for the second quarter totaled $52.2 million, compared with the prior year’s $54.7 million. Net income for the second quarter was $13.6 million, or $0.29 per diluted common share, versus $11.5 million, or $0.24 per diluted common share, for the second quarter of 2006. Net income for the second quarter of 2007 included a gain of $7.5 million largely related to the disposition of 35 senior living properties and related expenses.
     Funds from operations (“FFO”), calculated according to the definition of the National Association of Real Estate Investment Trusts (“NAREIT”) and comprised primarily of net income and depreciation from real estate, but not adjusted for certain non-cash income and expense items, totaled $18.9 million compared with $27.5 million for the same period in 2006. FFO per diluted common share totaled $0.40 compared with $0.58 for the second quarter of 2006. Funds available for distribution (“FAD”) for the second quarter of 2007 totaled $0.44 per diluted common share.
     Revenues for the six months ended June 30, 2007 totaled $105.2 million compared with the prior year’s $106.5 million. Net income for the six-month period was $50.0 million, or $1.05 per diluted common share, versus $24.0 million, or $0.50 per diluted common share, for the first six months of 2006. Net income for the six-month period of 2007 included a gain of $37.9 million largely related to the disposition of 51 senior living properties and related expenses. FFO totaled $39.2 million for the six months ended June 30, 2007, compared with $52.5 million for the same period ended June 30, 2006. FFO, per diluted common share, for the first six months of 2007 was $0.82, versus $1.11 for the same period in 2006.
     The Company intends to furnish supplemental information regarding the six-month period ended July 31, 2007 in a Form 8-K, dated July 31, 2007, filed with the SEC.
     Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of June 30, 2007, excluding assets classified as held for sale, the Company had investments of approximately $1.6 billion in 178 real estate properties and mortgages, including investments in unconsolidated limited liability companies. The Company’s 173 owned real estate properties, excluding assets classified as held for sale, are comprised of six facility types, located in 24 states, totaling approximately 10.6 million square feet. The Company provides property management services to approximately 7.3 million square feet nationwide.
     In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2006. Forward-looking statements represent the Company’s judgment as of the date of this release.
The Company disclaims any obligation to update forward-looking material.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Income (1)
(Unaudited)
(Dollars in thousands, except per share data)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006

REVENUES
Master lease rent	$15,277	$13,878	$30,995	$27,660
Property operating	31,690	31,372	63,540	63,164
Straight-line rent	35	1,360	96	1,742
Mortgage interest	352	1,657	704	3,336
Other operating	4,894	6,396	9,891	10,563

	52,248	54,663	105,226	106,465

EXPENSES
General and administrative	5,220	4,365	11,395	8,760
Property operating	18,365	17,315	36,513	35,343
Other operating	0	171	0	171
Bad debt	77	313	82	768
Interest	12,258	12,404	25,773	25,316
Depreciation	11,248	10,580	22,209	20,443
Amortization	1,205	2,693	2,620	5,560

	48,373	47,841	98,592	96,361

INCOME FROM CONTINUING OPERATIONS	3,875	6,822	6,634	10,104

DISCONTINUED OPERATIONS
Income from discontinued operations	2,286	4,674	8,274	10,622
Impairments (2)	0	0	(2,792)	0
Gain on sales of real estate properties, net	7,482	10	37,871	3,275

INCOME FROM DISCONTINUED OPERATIONS	9,768	4,684	43,353	13,897

NET INCOME	$13,643	$11,506	$49,987	$24,001

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations per common share	$0.08	$0.15	$0.14	$0.21

Discontinued operations per common share	$0.21	$0.10	$0.93	$0.30

Net income per common share	$0.29	$0.25	$1.07	$0.51

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations per common share	$0.08	$0.14	$0.14	$0.21

Discontinued operations per common share	$0.21	$0.10	$0.91	$0.29

Net income per common share	$0.29	$0.24	$1.05	$0.50

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	46,603,643	46,531,031	46,575,554	46,511,581

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	47,577,334	47,459,976	47,587,624	47,464,377

(1)	The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)	Impairment charges for the six months ended June 30, 2007 relate to four real estate assets classified as held for sale.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in thousands)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006

Cash flows from operating activities:
Net income	$13,643	$11,506	$49,987	$24,001
Non-cash items:
Depreciation and amortization — real estate	12,266	15,653	26,271	31,016
Depreciation and amortization — other	556	292	1,125	816
Provision for bad debt	77	330	82	1,067
Impairments	0	0	2,792	0
Increase in straight-line rent receivable	(34)	(804)	(95)	(1,165)
Increase in straight-line rent liability	285	0	1,095	0
Equity in losses from unconsolidated LLCs	155	59	252	74
Consolidated losses from variable interest entities	188	433	394	860
Stock-based compensation	954	934	2,666	2,117
Provision for deferred post-retirement benefits	522	529	1,038	1,057
Other non-cash items	33	(28)	78	130

Total non-cash items	15,002	17,398	35,698	35,972

Other items:
Decrease in accounts payable and accrued liabilities	(8,903)	(12,553)	(6,818)	(4,947)
Increase in other liabilities	3,433	683	3,605	920
Increase in other assets	(6,141)	(1,343)	(6,210)	(1,629)
Gain on sales of real estate, net	(7,482)	(10)	(37,871)	(3,275)

Total other items	(19,093)	(13,223)	(47,294)	(8,931)

Net cash provided by operating activities	9,552	15,681	38,391	51,042

Cash flows from investing activities:
Acquisition and development of real estate properties	(16,157)	(70,889)	(33,963)	(80,379)
Funding of mortgages and notes receivable	(145)	(4,077)	(4,071)	(20,571)
Investments in unconsolidated LLCs	0	(508)	0	(9,873)
Distributions from unconsolidated LLCs	262	212	524	424
Proceeds from sales of real estate	171,494	17,899	281,699	29,144
Proceeds from mortgages and notes receivable repayments	52,512	12,830	65,519	40,357

Net cash provided by (used in) investing activities	207,966	(44,533)	309,708	(40,898)

Cash flows from financing activities:
Borrowings on notes and bonds payable	232,000	137,000	304,839	247,000
Repayments on notes and bonds payable	(195,788)	(74,426)	(365,661)	(195,489)
Dividends paid	(258,759)	(31,559)	(290,322)	(63,092)
Debt issuance costs	0	(2)	0	(1,333)
Common stock redemption	(16)	(481)	(30)	(481)
Proceeds from issuance of common stock	1,494	27	1,767	293

Net cash provided by (used in) financing activities	(221,069)	30,559	(349,407)	(13,102)

Increase (decrease) in cash and cash equivalents	(3,551)	1,707	(1,308)	(2,958)
Cash and cash equivalents, beginning of period	4,193	2,372	1,950	7,037

Cash and cash equivalents, end of period	$642	$4,079	$642	$4,079

RECONCILIATION OF FUNDS FROM OPERATIONS (1):
(Unaudited)
(Dollars in thousands, except per share data)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2007	2006	2007	2006

Net Income	$13,643	$11,506	$49,987	$24,001

Gain on sales of real estate properties, net	(7,482)	(10)	(37,871)	(3,275)
Real estate depreciation and amortization	12,699	16,052	27,070	31,747

Total adjustments	5,217	16,042	(10,801)	28,472

Funds From Operations — Basic and Diluted	$18,860	$27,548	$39,186	$52,473

Funds From Operations Per Common Share — Basic	$0.40	$0.59	$0.84	$1.13

Funds From Operations Per Common Share — Diluted	$0.40	$0.58	$0.82	$1.11

Weighted Average Common Shares Outstanding — Basic	46,603,643	46,531,031	46,575,554	46,511,581

Weighted Average Common Shares Outstanding — Diluted	47,577,334	47,459,976	47,587,624	47,464,377

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (1):
(Unaudited)
(Dollars in thousands, except per share data)

For the Three
Months Ended
June 30, 2007
Net Income	$13,643
Less: Gain on sales of real estate, net	(7,482)
Plus: Total non-cash items included in cash flows from operating activities (2)	15,002

Funds Available For Distribution	$21,163

Funds Available For Distribution Per Common Share - Diluted	$0.44

Weighted Average Common Shares Outstanding — Diluted	47,577,334

(1)	Funds From Operations (“FFO”) and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(2)	See Condensed Consolidated Statements of Cash Flows.

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